                                                                   EXHIBIT 21


                                UGI CORPORATION
                                  SUBSIDIARIES

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                                                                    STATE OF
SUBSIDIARY                                       OWNERSHIP        INCORPORATION
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AMERIGAS, INC.                                     100%                 PA
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     FOUR FLAGS DRILLING COMPANY, INC.             100%                 PA
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
          Four Flags Holding Company               100%                 DE
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     AMERIGAS PROPANE, INC.*                       100%                 PA
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
          AmeriGas Partners, L.P.                  (1)                  DE
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
               AmeriGas Finance Corp.              100%                 DE
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
               AmeriGas Propane, L.P.            98.9899%               DE
                                         limited partner interest
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 AmeriGas Propane Parts
                 & Service, Inc.                   100%                 PA
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Petrolane Offshore Limited        100%                 BM
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
          AmeriGas Technology Group, Inc.          100%                 PA
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
          Petrolane Incorporated                   100%                 PA
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ASHTOLA PRODUCTION COMPANY                         100%                 PA
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     CRYOTEX, INCORPORATED                         100%                 DE
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     UGI ETHANOL DEVELOPMENT CORPORATION           100%                 PA
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NORTHFIELD HOLDING COMPANY                         100%                 DE
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UGI ENTERPRISES, INC.                              100%                 PA
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Eastfield International Holdings, Inc.        100%                 DE
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     UGI ENERGY SERVICES, INC.                     100%                 PA
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
          Energy Services Holding Company          100%                 DE
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     UGI POWER SUPPLY, INC.                        100%                 PA
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     UGI INTERNATIONAL ENTERPRISES, INC.           100%                 PA
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     UGI BLACK SEA ENTERPRISES, INC.               100%                 PA
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     UGI INTERNATIONAL (ROMANIA), INC.             100%                 PA
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     UGI ROMANIA, INC.                             100%                 PA
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
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                                UGI CORPORATION
                                  SUBSIDIARIES

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                                                                     STATE OF
SUBSIDIARY                                       OWNERSHIP        INCORPORATION
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  UGI INTERNATIONAL (CHINA), INC.                   100%               DE
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  UGI CHINA, INC.                                   100%               DE
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    ChinaGas Partners, L.P.                         (2)                DE
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      Nantong LPG Company, LLC                      100%               DE
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

  UGI SOUTHWEST CHINA DEVELOPMENT COMPANY, LLC      100%               DE
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  HEARTH USA, INC.                                  100%               DE
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UGI PROPERTIES, INC.                                100%               PA
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UGI UTILITIES, INC.                                 100%*              PA

  UGI DEVELOPMENT COMPANY                           100%               PA
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UNITED VALLEY INSURANCE COMPANY                     100%               VT
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

(1) AmeriGas Propane, Inc. and its subsidiary, Petrolane Incorporated, hold a combined 58.6% interest in AmeriGas Partners, L.P. and its subsidiary AmeriGas Propane, L.P.

(2) General partner interest held by UGI International (China), Inc.; limited partner interest held by UGI China, Inc.

* Sole General Partner of each of AmeriGas Partners, L.P. and AmeriGas Propane, L.P.